EXHIBIT 10.25


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                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      APPLE SUITES REIT LIMITED PARTNERSHIP

         This  Certificate  of Limited  Partnership  is being filed  pursuant to
Section 50-73.11 of the Virginia Revised Uniform Limited Partnership Act (the "Act") by the general partner of Apple Suites REIT Limited Partnership (the "Limited Partnership").

1. Name. The name of the Limited Partnership is as follows:

                      Apple Suites REIT Limited Partnership

2. Addresses.

         (a) Records. The following address is the post office address of the office at which the records required to be maintained by Section 50-73.8 of the Act are kept:

                                    306 East Main Street
                                    Richmond, Virginia  23219

                  Such address is located in the City of Richmond, Virginia.

         (b) Registered Agent and Office. The registered agent of the Limited Partnership is Martin B. Richards, Esquire, who is a resident of Virginia and a member of the Virginia State Bar. The post office address of the registered agent is c/o McGuire, Woods, Battle & Boothe LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23219. Such address is located in the City of Richmond, Virginia.

3. General Partner. The name of the sole general partner of the Limited Partnership is Apple Suites General, Inc., a Virginia corporation. The post office address of the general partner is as follows:

                                    306 East Main Street
                                    Richmond, Virginia  23219

4. Latest Date of Dissolution. The latest date upon which the Limited Partnership is to be dissolved and its affairs wound up is December 31, 2100, or on such earlier date as may be required by law or by the Limited Partnership Agreement that governs the Limited Partnership.


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         IN WITNESS WHEREOF,  the general partner of the Limited Partnership has executed this Certificate of Limited Partnership on the date of filing, as set forth below:

Date of Filing:                     August 30, 1999

General Partner:                    APPLE SUITES GENERAL, INC.

                                    By: /s/ Stanley J. Olander, Jr.
                                        -----------------------------
                                        Stanley J. Olander, Jr.
                                        Secretary